UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Amendment No. 2

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission (only as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement
☐	Definitive Additional Materials

FITT HIGHWAY PRODUCTS, INC.
(Name of Registrant Specified In Its Charter)

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

(Name of Person(s) Filing Information Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
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☐	Fee paid previously with Preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously. Identify the previous filing by registration filing.

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Date Filed: June 27, 2013

FITT HIGHWAY PRODUCTS, INC.

P.O. Box 4709

Mission Viejo, CA 92690

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS

PRELIMINARY COPY

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

August ___, 2013

To the Stockholders of FITT HIGHWAY PRODUCTS, INC.:

NOTICE IS HEREBY GIVEN, that the holders of the outstanding shares of the common stock (“Common Stock”) and the preferred stock (“Preferred Stock”) of FITT Highway Products, Inc. (“Company”) who, in the aggregate, hold a majority of the voting power of all shares of the Company’s common and preferred stock entitled to vote have, by written consent in lieu of a special meeting of the Company’s stockholders on June 12, 2013, approved of the following action (“Action”):

(1) Entry into a Merger and Reorganization Agreement (the “Agreement) by and between FITT Highway Products, Inc., a Nevada corporation and F.I.T.T. Energy Products, Inc., a Nevada corporation (“Energy”), whereby Energy will be merged into the Company, with the Company being the surviving entity (the “Merger”).

The cost of furnishing this Information Statement will be borne by us.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Your vote is not required to approve the foregoing action, and the enclosed Information Statement is not a request for your vote or a proxy. The accompanying information statement is furnished only to inform stockholders of the Action taken by written consent described above before they take effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.  This Information Statement is first being mailed to you on or about August ___, 2013, and we anticipate an effective date of the Actions to be September ___, 2013, or as soon thereafter as practicable in accordance with applicable law, including the Nevada Revised Statutes.  No dissenters’ rights are afforded to our stockholders under Nevada law in connection with the Action described more fully below.

This Notice and the attached Information Statement are being sent to you for informational purposes only, and you are not being asked to take any action with respect to the Action.

By Order of the Board of Directors,

By:	/s/ Michael R. Dunn
Michael R. Dunn
Chief Executive Officer and
Member of the Board of Directors

By:	/s/Derek Jones
Derek Jones
Member of the Board of Directors

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PRELIMINARY INFORMATION STATEMENT

FITT HIGHWAY PRODUCTS, INC.

a Nevada corporation

P.O. Box 4709

Mission Viejo, CA 92690

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL INFORMATION

This Information Statement (“Information Statement”) has been filed with the United States Securities and Exchange Commission (“SEC”) pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and is being furnished to the holders of the outstanding shares of common stock (par value $0.001) of FITT Highway Products, Inc., a Nevada corporation (“Company,” “we,” “us,” “our,” or similar terms).  Effective June 12, 2013, pursuant to Section 78.320 of the Nevada Revised Statutes, the Company received, by written consent in lieu of a meeting, the approval of stockholders holding 491,301 shares of Common Stock and 105,000 shares of Series A Preferred Stock, which represents 52.5% of the total possible vote authorizing the following action (“Action”):

(1) Entry into a Merger and Reorganization Agreement (the “Agreement) by and between FITT Highway Products, Inc., a Nevada corporation and F.I.T.T. Energy Products, Inc., a Nevada corporation (“Energy”), whereby Energy will be merged into the Company, with the Company being the surviving entity (the “Merger”). A complete copy of the Agreement can be found as Exhibit 2.1 to the Company’s Form 8-K filed on June 19, 2013 and such Agreement is attached to this information statement hereto.

Our Board of Directors (“Board”) fixed June 12, 2013 as the record date for determining the stockholders entitled to vote on the Actions.  Stockholders holding an aggregate of 52.5% of the voting power of the Company as of June 12, 2013, with 491,301 shares of our outstanding common stock (“Common Stock”), with a power of one vote per share, plus 105,000 shares of our outstanding Series A Preferred Stock (“Preferred  Stock”), with a power of ten (10) votes per share, collectively being equal to 52.5% of the total voting power of all of the Company’s capital stock then outstanding, have executed written consent resolutions approving the Action.

As our stockholders holding 52.5% of the voting power of our outstanding capital stock have already approved of the Action by written consent, we are not seeking approval for the Action from any of our remaining stockholders, nor will they be given an opportunity to vote on the Action.  All necessary corporate approvals have been obtained, and this Information Statement is being furnished solely for the purpose of providing advance notice to our stockholders of the Action, as required by the Exchange Act.

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing.  We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our common stock.

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Under Section 14(c) of the Exchange Act and Rule 14c-2 promulgated there under, the Action cannot become effective until 20 days after the date this Information Statement is sent to our stockholders.  This Information Statement was mailed to our stockholders on or about July___, 2013 (“Mailing Date”).  We expect the Action to become effective approximately twenty (20) days after the Mailing Date.  Therefore, the effective date of the Merger is expected to be on or about August ___, 2013 (“Effective Date”).

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS SOLICITED IN

CONNECTION WITH THIS INFORMATION STATEMENT.  WE ARE NOT ASKING

YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

DESCRIPTION OF THE CORPORATE ACTIONS

Entry into Merger and Reorganization Agreement with F.I.T.T. Energy Products, Inc. whereby F.I.T.T. Energy Products, Inc. will be merged into the Company with the Company being the surviving entity.

Effective as of June 12, 2013, our Board executed a unanimous written consent authorizing and recommending that our stockholders approve the Company entering into a merger and reorganization agreement (the “Agreement”) whereby F.I.T.T. Energy Products, Inc. (“Energy”) would be merged into the Company with the Company being the surviving entity (the “Merger”).

The Company’s management has advised the Board the Company should enter into the Merger for the reasons provided below:

1. The Company’s management believes that the Merger will allow the Company to proceed forward with and expand its business operations, provide for a greater ability for the Company to raise necessary capital, and presents an opportunity to increase stockholder value.

Pursuant to Section 78.320 of the Nevada Revised Statutes, the affirmative vote of the holders of a majority of our outstanding voting stock is sufficient to approve the Merger, which vote was obtained by a majority written consent of the holders of the issued and outstanding shares of our Common Stock and our Series A Preferred Stock (representing an aggregate 52.5% of the total voting power of all outstanding shares of our Common Stock and Preferred Stock) on June 12, 2013.  On June 12, 2013, there were 1,885,949 shares of Common Stock of the Company. The voting power of the officers and directors of the Company, including the 105,000 shares of Preferred Stock voted by F.I.T.T. Energy Products, Inc., amounted to 1,541,300 out of a total of 2,935,949, which total represents the issued and outstanding Common Stock plus 1,050,000 shares per the 10-to-1 voting power of the Preferred Stock. Thus, the votes amounted to 52.5% of the total voting power of all issued and outstanding shares of Common Stock and Preferred Stock of the Company. Federal securities laws state that the Merger may not be completed until 20 days after the date of mailing of this information statement the Company stockholders. Therefore, notwithstanding the execution and delivery of the written consent, the Merger will not occur until that time has elapsed. The Company expects the Effective Date of the Merger to be on or about August ___, 2013.

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THE MERGER

This section of the information statement and the next section entitled “The Merger Agreement” describe the transaction. Although we believe that the description in this section covers the material terms of the Merger and the transactions, this summary may not contain all of the information that is important to you. You should carefully read the entire Information Statement and the other documents we refer to or incorporate by reference in this information statement for a more complete understanding of the Merger Agreement and the transactions.

General

The Merger and Reorganization Agreement provides that, as of the effective date of the Merger, F.I.T.T. Energy Products, Inc. will merge with and into the Company, and, as a result, the Company will continue in existence as the surviving corporation under the name FITT Highway Products, Inc.

Recommendation of the Boards

Taking into account all of the material facts, matters and information, including those described above, the Board of Directors of the Company and the board of managers of Energy believe that the Merger Agreement is advisable and fair to and in the best interests of each company and their respective stockholders.

No Independent Financial Advisor

Neither the Company nor Energy has engaged an independent financial advisor to consult on the relative advantages and disadvantages of the transactions.

Federal Securities Laws Consequences

The shares of the Company’s common stock to be issued to Energy Shareholders in the Merger initially will be issued with a restrictive legend until such time as they are registered and a registration statement is declared effective or they qualify for removal of the restrictive legend under federal securities regulations.

Shareholders’ Meeting

Upon completion of the Merger, the Company will hold a shareholders’ meeting to discuss the business operations of the Company. Financial information regarding F.I.T.T. Energy Products, Inc. and FITT Highway Products, Inc. will be provided in compliance with the filing of Form 8-K as outlined in the SEC’s Corporation Finance Manual (the Manual) including subparts 2207.7 and 2205.4. The manual allows for the filing of Form 8-K 71 days after 4 business days from the date of acquisition.

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RISK FACTORS

YOU SHOULD CAREFULLY CONSIDER THE FOLLOWING FACTORS, IN ADDITION TO THE OTHER INFORMATION INCLUDED ELSEWHERE IN THIS INFORMATION STATEMENT AND THE DOCUMENTS THAT THE COMPANY HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. UNLESS THE CONTEXT REQUIRES OTHERWISE, THE USE OF THE COMPANIES, THE COMBINED COMPANY, “US,” OR “WE” REFERS TO THE COMBINED COMPANY OF FITT HIGHWAY PRODUCTS, INC. AND F.I.T.T. ENERGY PRODUCTS, INC. AFTER GIVING EFFECT TO THE MERGER. ADDITIONAL RISKS AND UNCERTAINTIES NOT PRESENTLY KNOWN TO F.I.T.T. ENERGY PRODUCTS, INC. OR US OR THAT ARE NOT CURRENTLY BELIEVED TO BE IMPORTANT TO YOU, IF THEY MATERIALIZE, ALSO MAY ADVERSELY AFFECT THE MERGER AND THE PRICE OF OUR STOCK.

The following matters, among other things, may have a material adverse effect on the business, financial condition, liquidity, or results of operations of the Company. Reference to these factors in the context of a forward-looking statement or statements shall be deemed to be a statement that any one or more of the following factors may cause actual results to differ materially from those in such forward-looking statement or statements. Before you invest in our common stock, you should be aware of various risks, including those described below. Investing in our common stock involves a high degree of risk. You should carefully consider these risk factors, together with all of the other information included in this information statement, before you decide whether to purchase shares of our common stock. Our business and results of operations could be seriously harmed by any of the following risks. The trading price of our common stock could decline due to any of these risks, and you may lose part or all of your investment.

Risks Related to the Company

Our Common Stock is quoted on the OTC Markets, which may limit the liquidity and price of our Common Stock more than if our Common Stock were quoted or listed on the Nasdaq Stock Market or another national securities exchange.

Our securities are currently quoted on the OTC Markets, Inc., an inter-dealer automated quotation system for equity securities. Quotation of our securities on the Bulletin Board may limit the liquidity and price of our securities more than if our securities were quoted or listed on the Nasdaq Stock Market or another national securities exchange. As an OTC quoted company, we do not attract the extensive analyst coverage that accompanies companies listed on exchanges. Further, institutional and other investors may have investment guidelines that restrict or prohibit investing in securities traded on the Bulletin Board. These factors may have an adverse impact on the trading and price of our Common Stock.

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The trading price of our common stock may decrease due to factors beyond our control.

Our stock is currently quoted on the OTC Markets.  The stock market from time to time has experienced extreme price and volume fluctuations, which have particularly affected the market prices for emerging growth companies and which often have been unrelated to the operating performance of the companies. These broad market fluctuations may adversely affect the market price of our common stock. If our shareholders sell substantial amounts of their common stock in the public market, the price of our common stock could fall. These sales also might make it more difficult for us to sell equity, or equity-related securities, in the future at a price we deem appropriate.

The application of the “penny stock” rules could adversely affect the market price of our common shares and increase your transaction costs to sell those shares.

The Securities and Exchange Commission (the “SEC”) has adopted rule 3a51-1 which establishes the definition of a “penny stock,” for the purposes relevant to us, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions.

We do not pay dividends on our Common Stock.

We have not paid any dividends on our common stock and do not anticipate paying dividends in the foreseeable future. We plan to retain earnings, if any, to finance the development and expansion of our business.

Failure to achieve and maintain effective internal controls in accordance with Section 404 of The Sarbanes-Oxley Act Of 2002 could have a material adverse effect on our business and stock price.

Section 404 of the Sarbanes-Oxley Act of 2002 (“the Sarbanes-Oxley Act”) requires that we establish and maintain an adequate internal control structure and procedures for financial reporting and include a report of management on our internal control over financial reporting in our annual report on Form 10-K. That report must contain an assessment by management of the effectiveness of our internal control over financial reporting and must include disclosure of any material weaknesses in internal control over financial reporting that we have identified.

Risks Relating to the Merger

The Company and Energy may not achieve the benefits they expect from the Merger, which may have a material adverse effect on the companies’ business, financial, and operating results.

The Company and Energy intend to enter into the Merger Agreement with the expectation that the Merger will result in benefits to the combined company arising out of the combination of the businesses of the Company and Energy and an active trading market for Company’s common stock. To realize any benefits from the Merger, the combined company’s stock must continue to trade on the OTC Market following the Merger.

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The issuance of shares of the Company’s Common Stock to Energy Shareholders in the Merger will substantially dilute the percentage ownership interests of current Company stockholders.

If the Merger is completed, it is anticipated that the Company will issue to Energy Shareholders approximately 33,000,000 shares in connection with the Merger. Upon completion of the Merger, the former Energy Shareholders will be issued shares of our common stock, representing in the aggregate up to approximately 95% of Company’s outstanding common stock on a fully-diluted basis immediately following the Merger.

The number of Shares to be issued to Energy Shareholders is dependent on a third-party valuation report which will be completed prior to the closing of the Merger.

The Board of Directors of the Company entered into the Merger Agreement with Energy without having begun or completed an independent valuation of Energy. The terms of the Merger Agreement requires that Energy is valued at a number at least nine (9) times that of the Company. If the valuation comes back at less than that, Energy has the right to terminate the Merger. If the valuation does not come back at a number acceptable for Energy to proceed forward, the Company’s operations and financial results will be materially adversely affected. Furthermore, because the terms of the Merger Agreement rely on the third-party valuation, the number of Shares to be issued to Energy shareholders and the dilution that will occur pursuant to the Merger is entirely dependent on the third-party valuation, over which management of the Company has no control.

Material United States Federal Income Tax Consequences

General

Company shareholders are urged to consult their own tax advisors as to the U.S. federal income tax consequences of the Merger based on their own circumstances, as well as the effects of state, local, non-U.S. tax laws and U.S. tax laws other than income tax laws.

Accounting Treatment

It is anticipated that the Merger will be treated as a recapitalization of Energy under generally accepted accounting principles.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following information concerns the compensation of the named executive officer for each of the last two completed fiscal years:

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Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Michael R. Dunn, CEO, CFO (1)	2012	$218,791	$-0-	$-0-	$-0-	$-0-	$-0-	$218,791
	2011	$208,373	$-0-	$-0-	$-0-	$-0-	$-0-	$208,373

(1)	Joined us May 28, 2008. For 2012 and 2011, only $500 and $1,000, respectively, of Mr. Dunn’s salary was paid. The remainder was accrued.

Outstanding Equity Awards At Fiscal Year-End

There were no unexercised stock options, stock that has not vested, or equity incentive plan awards for any named officer outstanding at the end of the last fiscal year:

Compensation of Directors

The directors of the Company received the following compensation in fiscal year 2012 for their services as directors.

Director Compensation

On October 15, 2009 the Board of Directors approved a program to compensate our outside directors at the rate of $3,000 per calendar quarter in cash or in equivalent value of shares of our common stock.  All directors are entitled to reimbursement of expenses incurred in the performance of their duties as directors, including their attendance at Board of Directors meetings.

During 2012 and 2011, the Company accrued director’s fees for Derek Jones in the amount of $12,000 and $12,000, respectively.

Name	Year	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Derek Jones	2012	$12,000	0	0	0	0	0	$12,000	(1)
	2011	$12,000	0	0	0	0	0	$12,000	(1)

(1) These fees have accrued but have not been paid.

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Stock Options

During the last two fiscal years, the officers and directors of the Company have received no stock options and no stock options are outstanding for them.

Equity Compensation Plans

The following table gives information about our common stock that may be issued upon the exercise of options under all of our equity compensation plans as of December 31, 2012.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)

Equity compensation plans approved by security holders	0	0	13,889
TOTAL	0	0	13,889

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the Common Stock and Preferred Stock ownership as of the date of this Report, with respect to: (i) each person who is known to the Company to beneficially own more than 5% of the Company’s common stock; (ii) each officer and director; and (iii) all directors and officers as a group; based upon 2,035,949 shares of Common Stock outstanding and 105,000 shares of Preferred Stock outstanding. On the date of the shareholder consent for the Merger, there were 1,885,949 shares of Common Stock issued and outstanding.

	Common Stock		Preferred Stock
Name and Address of Beneficial Owners(1)	Amount and Nature of Beneficial Ownership	Percent Ownership of Class(2)	Amount and Nature of Beneficial Ownership	Percent Ownership of Class
Michael R. Dunn, CEO, CFO, Secretary, and Director	316,667	16.1%	-0-	0.0%
Derek Jones, Director	1,667	*	-0-	0.0%
All executive officers and directors as a group (two persons)	321,334	16.2%	-0-	0.0%
Who’s Ya Daddy, Inc.	100,000	5.0%	-0-	0.0%
Horwitz, Cron & Armstrong, LLP	100,000	5.0%	-0-	0.0%
Rand Scott, MD	89,167	4.5%	-0-	0.0%
Robert E. Crowson, Jr.	56,300	2.8%	-0-	0.0%
F.I.T.T. Energy Products, Inc.(3)	29,167	1.5%	105,000	100.0%

*Less than 1%.

(1)  c/o our address, P.O. Box 4709, Mission Viejo, CA  92690, unless otherwise noted.

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(2)   Except as otherwise indicated, we believe that the beneficial owners of common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.  Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.  Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

(3) Our CEO, Michael Dunn, is an owner of F.I.T.T. Energy Products, Inc., along with the Estate of Sam Maywood, MD and Rand Scott, MD, and exercises shared voting and investment power over the shares held by F.I.T.T. Energy Products, Inc. Mr. Dunn, the Estate of Sam Maywood MD, and Dr. Scott disclaim beneficial ownership of the 29,167 shares of Common Stock and 105,000 shares of Preferred Stock held by F.I.T.T. Energy Products, Inc. except to the extent of their pecuniary interest in the entity. The address of F.I.T.T. Energy Products, Inc. is P.O. Box 4709, Mission Viejo, CA 92690.

There are no agreements between or among any of the shareholders that would restrict the issuance of Shares in a manner that would cause any change in control of the Company. There are no voting trusts, pooling arrangements or similar agreements in the place between or among any of the shareholders, nor do the shareholders anticipate the implementation of such an agreement in the near future.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

The Company’s Chief Executive Officer, Michael R. Dunn, is also Chief Executive Officer of Energy. Upon completion of the Merger, Mr. Dunn will hold shares of the Company representing approximately 30% to 35% of the Company.

NO DISSENTERS’ RIGHTS

Under the Nevada Revised Statutes, our dissenting stockholders are not entitled to appraisal rights with respect to the Action, and we will not independently provide our stockholders with any such right.

SOLICITATION COSTS

We will bear the costs of preparing, assembling and mailing the Information Statement in connection with the Action.  Arrangements may be made with banks, brokerage houses and other institutions, nominees and fiduciaries, to forward the Information Statement to beneficial owners.  We will, upon request, reimburse those persons and entities for expenses incurred in forwarding this Information Statement to our stockholders.

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WHERE YOU CAN FIND ADDITIONAL INFORMATION

We are subject to the Exchange Act and are required to file reports, proxy statements and other information with the SEC regarding our business, financial condition and other matters pursuant to and in accordance with the Exchange Act.  You may read and copy the reports, proxy statements and other information filed by us at the public reference facilities maintained by the SEC at 100 F Street, NE, Room 1580, Washington, DC 20549.  Please call the SEC at 1-800-SEC-0330 for additional information about the public reference facilities.  The reports, proxy statements and other information filed with the SEC are also available to the public over the internet at http://www.sec.gov, the internet website of the SEC.  All inquiries regarding our Company should be addressed to our corporate counsel at Horwitz, Cron & Armstrong, LLP, Attn: Lawrence W. Horwitz, Esq., 26475 Rancho Parkway South, Lake Forest, CA 92630.

BY ORDER OF THE COMPANY’S BOARD OF DIRECTORS

By:	/s/ Michael R. Dunn
Michael R. Dunn
Chief Executive Officer, Secretary and Member of the
Board of Directors

By:	/s/ Derek Jones
Derek Jones
Member of the Board
of Directors

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REORGANZATION AND MERGER AGREEMENT

THIS REORGANIZATION AND MERGER AGREEMENT, dated as of the 18 day of June, 2013 (this “Agreement”) is entered into by and between FITT HIGHWAY PRODUCTS, INC., a Nevada corporation (“FHWY”) and F.I.T.T. ENERGY PRODUCTS, INC., a Nevada corporation (“ENERGY”). FHWY and ENERGY are referred to singularly as a “Party” and collectively as the “Parties.”

WITNESSETH:

WHEREAS, ENERGY is in the business of developing, manufacturing, distributing and selling dietary supplements, currently in the form of 2-ounce energy shots;

WHEREAS, FHWY is in the business of brand management in the nutritional and dietary supplements industry;

WHEREAS, the respective Boards of Directors and Shareholders of FHWY and ENERGY have deemed it advisable and in the best interests of FHWY and ENERGY that ENERGY be acquired by FHWY, pursuant to the terms and conditions set forth in this Agreement;

WHEREAS, FHWY and ENERGY propose to enter into this Agreement which provides, among other things, ENERGY be merged into FHWY with FHWY being the surviving corporation as more fully described in this Agreement; and

WHEREAS, the parties desire the transaction to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

NOW, THEREFORE, in consideration, of the promises and of the mutual representations, warranties and agreements set forth herein, the Parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01.  Definitions. The following terms shall have the following respective meanings:

“Affiliate”	with respect to any Party, a Person that directly or indirectly controls, is controlled by, or is under common control of such Party. For the purpose of this definition, “control” means (i) ownership of more than fifty percent (50%) of the voting shares of a Person or (ii) the right or ability to direct the management or policies of a Person through ownership of voting shares or other securities, pursuant to a written agreement or otherwise;

“Business Day”	a day (other than a Saturday) on which banks in California are open for business throughout their normal business hours;
“Closing”	the closing of the transactions contemplated by this Agreement;
“Completion”	completion of acquisition of the ENERGY Shares in accordance with the terms and conditions of this Agreement;
“Encumbrance”

any mortgage, charge, pledge, lien (other than arising by statute or operation of law), equities, hypothecation or other encumbrance, priority or security interest, preemptive right deferred purchase, title retention, leasing, sale-and-repurchase or sale-and-leaseback arrangement whatsoever over or in any property, assets or rights of whatsoever nature and includes any agreement for any of the same and reference to “Encumbrances” shall be construed accordingly;

“Exchange Act”	the U.S. Securities Exchange Act of 1934, as amended;
“Person”	any individual, firm, company, government, state or agency of a state or any joint venture, association or partnership (whether or not having separate legal personality);
“Securities Act”	the U.S. Securities Act of 1933, as amended;
“SEC”	the U.S. Securities and Exchange Commission;
“US”	United States of America;
“United States Dollars” or “US$”	United States dollars;

Section 1.02.  Rules of Construction.

(a)  Unless the context otherwise requires, as used in this Agreement: (i) “including” means “including, without limitation”; (ii) words in the singular include the plural; (iii) words in the plural include the singular; (iv) words applicable to one gender shall be construed to apply to each gender; (v) the terms “hereof,” “herein,” “hereby,” “hereto” and derivative or similar words refer to this entire Agreement, including the Schedules hereto; (vi) the terms “Article,” “Section” and “Schedule” shall refer to the specified Article, Section or Schedule of or to this Agreement and references to paragraphs shall refer to the relevant paragraph of a specified Schedule and (vii) the term “day” shall refer to calendar days.

(b)   Titles and headings to Articles and Sections are inserted for convenience of reference only, and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

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ARTICLE II

THE SHARE EXCHANGE AND MERGER

Section 2.01  Share Exchange and Merger.

(a)   Subject to and upon the terms and conditions of this Agreement, on the Closing Date (as defined hereafter), ENERGY shall be merged into FHWY with FHWY being the surviving entity (the “Merger”).

(b)  In consideration for the Merger, FHWY shall deliver to the Shareholders of ENERGY restricted shares of FHWY’s common stock (the “FHWY Common Stock”), the amount of which will be determined at a ratio based on an independent valuation of ENERGY, with a minimum ratio of nine (9) times the value of FHWY (the “Share Exchange”). For example, if Energy was valued at approximately sixteen (16) times the value of FHWY, the Energy shareholders would receive one (1) share of FHWY for every two (2) shares of Energy, resulting in approximately thirty million (30,000,000) shares of FHWY outstanding at the completion of the Merger. In the event that the valuation provides for a ratio showing a valuation of ENERGY that is less than nine (9) times the value of FHWY and ENERGY shall have a right to terminate this Agreement.

(c)   Subject to and in consideration for the Merger, 105,000 shares of preferred stock of FHWY held by ENERGY shall be canceled.

(d)  The Share Exchange shall take place upon the terms and conditions provided for in this Agreement and in accordance with applicable law. If the Closing does not occur as set forth in Section 2.02 of this Agreement due to one Party’s failure to perform, then the other Party may terminate the Agreement.

(e)   Following the Merger of ENERGY into FHWY, the surviving corporation shall have the right to enter into new employment agreements, or amend or extend existing employment agreements with Michael Dunn, Robert Crowson, and other key management personnel as deemed necessary or proper by the FHWY board of directors and management.

Section 2.02.  Closing Location. The Closing of the Share Exchange and the other transactions contemplated by this Agreement will occur no later than August 1, 2013, or as soon as possible thereafter (the “Closing Date”), at a place and time mutually agreed by the Parties in writing.

Section 2.03.  ENERGY’s Closing Documents. At the Closing, ENERGY will tender to FHWY:

(a)  A copy of the independent valuation;

(b)  Certified copy of resolutions of the Board of Directors of ENERGY in a form satisfactory to FHWY, acting reasonably, authorizing:

(i)  the execution and delivery of this Agreement by ENERGY;

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(ii)  the transfer and registration of the ENERGY Shares in the name of FHWY and the issuance of one (1) new share certificate representing the ENERGY Shares in the name of FHWY; and

(iii)  consent to the merger of FHWY and ENERGY with FHWY as the surviving corporation.

(c)  Original share certificates issued in the name of ENERGY representing all of the shares of ENERGY (the “ENERGY Shares”), duly endorsed for transfer by ENERGY and marked “cancelled for transfer” or as otherwise directed by FHWY or its counsel, in accordance with the laws of the State of Nevada;

(d)  One (1) new share certificate issued by ENERGY in the name of FHWY representing the ENERGY Shares; and

(e)  A certified copy of the register of shareholders of ENERGY showing FHWY as the registered owner of the ENERGY Shares.

(f)  Original share certificate issued in the name of ENERGY representing the 105,000 shares of FHWY preferred stock to be canceled pursuant to the terms of this Agreement.

Section 2.04.  FHWY’s Closing Documents. At the Closing, FHWY will tender to ENERGY:

(a)  A certified copy of resolutions of the Board of Directors of FHWY in a form satisfactory to ENERGY and the ENERGY Shareholders, acting reasonably, authorizing:

(i)  the execution and delivery of this Agreement by FHWY; and

(ii)  the issuance or transfer of the Exchange Shares to the ENERGY Shareholders; and

(b)  Share certificates, registered in the name of the Shareholders of ENERGY as provided by ENERGY, representing the FHWY Common Stock.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.01.  Each Party represents and warrants to the other Party that each of the warranties it makes is accurate in all respects and not misleading as at the date of this Agreement.

Section 3.02.  Each Party undertakes to disclose in writing to the other Party anything which is or may constitute a breach of or be inconsistent with any of the warranties immediately upon the same coming to its notice at the time of and after Completion.

Section 3.03.  Each Party agrees that each of the warranties it makes shall be construed as a separate and independent warranty and (except where expressly provided to the contrary) shall not be limited or restricted by reference to or inference from the terms of any other warranty or any other term of this Agreement.

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Section 3.04.  Each Party acknowledges that the restrictions contained in Section 9.01 (Public Notices) and Section 9.10 (Confidentiality) shall continue to apply after the Completion under this Agreement without limit in time.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF FHWY

Section 4.01.   Organization, Standing and Authority; Foreign Qualification. FHWY is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as proposed to be conducted and is duly qualified or licensed as a foreign corporation in good standing in each jurisdiction in which the character of its properties or the nature of its business activities require such qualification.

Section 4.02.   Corporate Authorization. The execution, delivery and performance by FHWY of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of FHWY, and this Agreement constitutes a valid and binding agreement of FHWY. The Exchange Shares to be issued in accordance with this Agreement shall be duly authorized and, upon such issuance, will be validly issued, fully paid and non-assessable.

Section 4.03.   Capitalization. FHWY’s authorized capital stock currently consists solely of 150,000,000 shares of common stock, of which 1,885,949 shares are issued and outstanding as of the date hereof, 6,300,000 shares of Series A preferred stock, of which 105,000 are issued and outstanding as of the date hereof, and 13,700,000 shares of undesignated preferred stock, of which no shares are issued and outstanding as of the date hereof. All of such issued and outstanding shares of FHWY’s common stock are duly authorized, validly issued, fully paid and non-assessable. Except as otherwise disclosed to ENERGY herein, there are no outstanding options, warrants, agreements or rights to subscribe for or to purchase, or commitments to issue, shares of FHWY’s common stock or any other security of FHWY or any plan for any of the foregoing. Except as disclosed herein, FHWY is not obligated to register the resale of any of its common stock on behalf of any shareholder of FHWY under the Securities Act.

Section 4.04.  SEC Filings.

(a)   FHWY has delivered to ENERGY (i) FHWY’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, containing FHWY’s balance sheet at December 31, 2012 and statements of income, changes in stockholders' deficiency and cash flows of FHWY for the period from October 12, 2000 (date of inception) to the fiscal year ended December 31, 2012, along with a copy of the audit report of dbbmckennon, independent auditors; and (ii) quarterly reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2012, and March 31, 2013 (collectively, “FHWY’s Reports”). To the best of FHWY’s knowledge and belief, all of FHWY’s Reports as of their respective dates (i) comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC thereunder, (ii) do not contain any untrue statement of a material fact, and (iii) do not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

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(b)   All documents which FHWY is responsible for filing with the SEC or any regulatory agency in connection with this Agreement will comply as to form in all material respects with the requirements of applicable law, and all of the information relating to FHWY in any document filed with the SEC or any other regulatory agency in connection with this Agreement or the transactions otherwise contemplated hereby shall be true and correct in all material respects.

Section 4.05.  Financial Statements. All financial statements included in FHWY’s Reports, including the related notes, fairly present, in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis (except as indicated therein), the financial position of FHWY as of the dates thereof and the consolidated results of operations and changes in shareholders' equity and cash flows of FHWY for the periods then ended, subject, in the case of the interim financial statements, to normal and recurring year-end audit adjustments and except that the interim financial statements do not contain all of the notes required by GAAP.

Section 4.06.  Articles of Incorporation and Bylaws. (a) FHWY has heretofore delivered to ENERGY and the ENERGY Shareholders true, correct and complete copies of its Articles of Incorporation, certified by the Secretary of State of the State of Nevada and Bylaws or comparable instruments, certified by the corporate secretary thereof.

Section 4.07.  No Conflict. The execution, delivery and performance of this Agreement and the completion of the transactions contemplated herein will not:

(a)  violate any provision of the Articles of Incorporation, Bylaws or other charter or organizational document of FHWY;

(b)  violate, conflict with or result in the breach of any of the terms of, result in any modification of the effect of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract to which FHWY is a party or by or to which either of its assets or properties, may be bound or subject;

(c)  violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, or any agreement with, or condition imposed by, any governmental or regulatory body, foreign or domestic, binding upon FHWY or upon the securities, assets or business of FHWY;

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(d)  violate any statute, law or regulation of any jurisdiction as such statute, law or regulation relates to FHWY or to the securities, properties or business of FHWY; or

(e)  result in the breach of any of the terms or conditions of, constitute a default under, or otherwise cause an impairment of, any permit or license held by FHWY.

Section 4.08.  Actions and Proceedings. There is no litigation, suit, proceeding, action or claim at law or in equity, pending or to FHWY’s best knowledge threatened against or affecting FHWY or involving any of FHWY’s property or assets, before any court, agency, authority or arbitration tribunal, including, without limitation, any product liability, workers' compensation or wrongful dismissal claims, or claims, actions, suits or proceedings relating to toxic materials, hazardous substances, pollution or the environment that has not been disclosed to ENERGY in Schedule 4.08 herein. FHWY is not subject to or in default with respect to any notice, order, writ, injunction or decree of any court, agency, authority or arbitration tribunal.

Section 4.09.  Compliance with Laws. To the best knowledge of FHWY, it has complied with all laws, municipal bylaws, regulations, rules, orders, judgments, decrees and other requirements and policies imposed by any governmental authority applicable to it, its properties or the operation of its business, except where the failure to comply will not have a material adverse effect on the business, properties, financial condition or earnings of FHWY.

Section 4.10.  True and Correct Copies. All documents furnished or caused to be furnished to ENERGY and the ENERGY Shareholders by FHWY are true and correct copies, and there are no amendments or modifications thereto except as set forth in such documents.

Section 4.11.  Compliance with Securities Act. Neither FHWY nor to the knowledge of FHWY anyone authorized to act on its behalf has taken, or will take, any action that would subject the issuance or sale of the Exchange Shares hereunder to the registration requirements of Section 5 of the Securities Act; provided however, the availability of an exemption from the registration requirements of Section 5 is based upon the accuracy and completeness of the representations and warranties of ENERGY on which FHWY will rely. In connection with the offer and sale of the Exchange Shares, FHWY has not conducted any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio, the Internet or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

Section 4.12.   Contracts.

(a)   Except as otherwise disclosed in this Agreement, FHWY is not a party to any:

(i)  contracts with any current or former officer, director, employee, consultant, agent or other representative having more than three (3) months to run from the date hereof or providing for an obligation to pay and/or accrue compensation of $100,000 or more per annum, or providing for the payment of fees or other consideration in excess of $100,000 in the aggregate to any officer or director of FHWY, or to any other entity in which FHWY has an interest;

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(ii) contracts for the purchase or sale of equipment or services that contain an escalation, renegotiation or re-determination clause or that can be cancelled without liability, premium or penalty only on ninety (90) days’ or more notice;

(iii) contracts for the sale of any of its assets or properties or for the grant to any person of any preferential rights to purchase any of its or their assets or properties;

(iv) contracts (including, without limitation, leases of real property) calling for an aggregate purchase price or payments in any one (1) year of more than $100,000 in any one case (or in the aggregate, in the case of any related series of contracts);

(v) contracts relating to the acquisition by FHWY of any operating business of, or the disposition of any operating business by, any other person;

(vi) executory contracts relating to the disposition or acquisition of any investment or of any interest in any person;

(vii) joint venture contracts or agreements;

(viii) contracts under which FHWY agrees to indemnify any party, other than in the ordinary course of business or in amounts not in excess of $100,000 or to share tax liability of any party;

(ix) contracts containing covenants of FHWY not to compete in any line of business or with any person in any geographical area or covenants of any other person not to compete with FHWY in any line of business or in any geographical area;

(x) contracts for or relating to computers, computer equipment, computer software or computer services; or

(xi) contracts relating to the borrowing of money by FHWY or the direct or indirect guarantee by FHWY of any obligation for, or an agreement by FHWY to service, the repayment of borrowed money, or any other contingent obligations in respect of indebtedness of any other Person, including, without limitation:

(A)  any contract with respect to lines of credit;

(B)  any contract to advance or supply funds to any other person other than in the ordinary course of business;

(C)  any contract to pay for property, products or services of any other person even if such property, products or services are not conveyed, delivered or rendered;

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(D)  any keep-well, make-whole or maintenance of working capital or earnings or similar contract; or

(E)  any guarantee with respect to any lease or other similar periodic payments to be made by any other person; and

(xii)  any other material contract whether or not made in the ordinary course of business.

Section 4.13.   Operations of FHWY. Other than what has been disclosed to ENERGY, FHWY has not:

(a)  amended its Articles of Incorporation or Bylaws or merged with or into or consolidated with any other person or entity, subdivided or in any way reclassified any shares of its capital stock or changed or agreed to change in any manner the rights of its outstanding capital stock or the character of its business;

(b)  issued, reserved for issuance, sold or redeemed, repurchased or otherwise acquired, or issued options or rights to subscribe to, or entered into any contract or commitment to issue, sell or redeem, repurchase or otherwise acquire, any shares of its capital stock or any bonds, notes, debentures or other evidence or indebtedness;

(c)  declared or paid any dividends or declared or made any other distributions of any kind to its shareholders;

(d)  made any change in its accounting methods or practices or made any change in depreciation or amortization policies, except as required by law or generally accepted accounting principles;

(e)  made any loan or advance to any of its shareholders or to any of its directors, officers or employees, consultants, agents or other representatives, or made any other loan or advance, otherwise than in the ordinary course of business;

(f)  sold, abandoned or made any other disposition of any of its assets or properties;

(g)  granted or suffered any lien on any of its assets or properties;

(h)  entered into or amended any contracts to which it is a party, or by or to which it or its assets or properties are bound or subject, which would affect this Agreement;

(i)  made any acquisition of all or a substantial part of the assets, properties, securities or business of any other person or entity;

(j)  paid, directly or indirectly, any of its material liabilities before the same became due in accordance with its terms or otherwise than in the ordinary course of business;

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(k)  terminated or failed to renew, or received any written threat (that was no subsequently withdrawn) to terminate or fail to renew, any contract that is or was material to the assets, liabilities, business, property, operations, prospects, results of operations or condition (financial or otherwise) of FHWY; or

(l)  entered into any other contract or other transaction that materially increases the liabilities of FHWY.

Section 4.14.  Absence of Certain Changes. Since the latest filing date of FHWY’s Reports, there has been no event, change or development which could have a material adverse effect on FHWY.

Section 4.15.  Material Information. This Agreement, the Schedules attached hereto and all other information provided, in writing, by FHWY or representatives thereof to ENERGY, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make any statement contained herein or therein not misleading. There are no facts or conditions which have not been disclosed to ENERGY in writing which, individually or in the aggregate, could have a material adverse effect on FHWY or a material adverse effect on the ability of FHWY to perform any of its obligations pursuant to this Agreement.

Section 4.16.  Brokerage. FHWY reserves the right to pay a reasonable broker’s commission to a licensed broker dealer in connections with the transactions contemplated in this Agreement.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF ENERGY

ENERGY represents to FHWY as follows:

Section 5.01.   Organization, Standing and Authority; Foreign Qualification. ENERGY is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as proposed to be conducted and is duly qualified or licensed as a foreign corporation in good standing in each jurisdiction in which the character of its properties or the nature of its business activities require such qualification.

Section 5.02.   Authorization. The execution, delivery and performance by ENERGY of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate or other action, as the case may be, on the part of ENERGY. ENERGY has duly executed and delivered this Agreement and this Agreement constitutes a valid and binding agreement of ENERGY. The ENERGY Shares to be transferred to FHWY in accordance with this Agreement have been duly authorized and validly issued, fully paid and non-assessable. Upon transfer of the ENERGY Shares, no Encumbrance shall exist thereon.

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Section 5.03.   Capitalization.

(a)   ENERGY’s capital stock consists of 100,000,000 authorized shares of common stock, of which 57,552,500 are issued and outstanding as of the date hereof; all of such issued and outstanding shares of ENERGY stock are duly authorized, validly issued, fully paid and non-assessable. There are no outstanding options, warrants, agreements or rights to subscribe for or to purchase, or commitments to issue, shares of ENERGY’s common stock or any other security of ENERGY or any plan for any of the foregoing.

(b)   None of the ENERGY Shares are subject to any option, right of first refusal or any other restriction on transfer, whether by contract, agreement, applicable law, regulation or statute, as the case may be.

Section 5.04.   Subsidiaries. ENERGY has no direct or indirect subsidiaries.

Section 5.06.  Restriction on Exchange Shares. ENERGY consents to FHWY making a notation on its records or giving instructions to any transfer agent of the restricted shares portion of the Exchange Shares in order to implement the restriction on transfer set forth and described herein. ENERGY has been independently advised as to, and is aware of, the restrictions with respect to trading in the Exchange Shares pursuant to the applicable securities laws.

Section 5.07.  Cooperation. If required by applicable securities laws or order of a securities regulatory authority, stock exchange or other regulatory authority, ENERGY will execute, deliver, file and otherwise assist FHWY in filing such reports, undertakings and other documents as may be required with respect to the issuance of the Exchange Shares.

Section 5.08.  Tax Advice. ENERGY is responsible for obtaining such legal, including tax, advice as it considers necessary or appropriate in connection with the execution, delivery and performance by it of this Agreement and the transactions contemplated herein.

Section 5.09.  No Conflict. The execution, delivery and performance of this Agreement and the completion of the transactions contemplated herein will not:

(a)   violate any provision of the Articles or Certificate of Incorporation, Bylaws or other charter or organizational document of ENERGY;

(b)   violate, conflict with or result in the breach of any of the terms of, result in any modification of the effect of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract to which ENERGY is a party or by or to which its assets or properties, including the ENERGY Shares, may be bound or subject;

(c)   violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, or any agreement with, or condition imposed by, any governmental or regulatory body, foreign or domestic, binding upon ENERGY or upon the securities, assets or business of ENERGY;

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(d)   violate any statute, law or regulation of any jurisdiction as such statute, law or regulation relates to ENERGY or to the securities, properties or business of ENERGY; or

(e)   result in the breach of any of the terms or conditions of, constitute a default under, or otherwise cause an impairment of, any permit or license held by ENERGY.

Section 5.10.  Articles of Incorporation and Bylaws.

(a)   ENERGY has heretofore delivered to FHWY true, correct and complete copies of its Articles of Incorporation, certified by the Secretary of State of the State of Nevada, and Bylaws or comparable instruments (certified by the corporate secretary thereof).

(b)   The minute books of ENERGY accurately reflect all actions taken at all meetings and consents in lieu of meetings of its respective shareholders, and all actions taken at all meetings and consents in lieu of meetings of its board of directors and all committees from the date of incorporation to the date hereof.

Section 5.11.  Compliance with Laws. To the best of ENERGY’s knowledge, ENERGY is not in violation of any applicable order, judgment, injunction, award or decree nor is it in violation of any federal, state, local or foreign law, ordinance or regulation or any other requirement of any governmental or regulatory body, court or arbitrator, other than those violations which, in the aggregate, would not have a material adverse effect on ENERGY and has not received written notice that any violation is being alleged.

Section 5.12.  Material Information. This Agreement, the Schedules attached hereto and all other information provided, in writing, by ENERGY or representatives thereof, to FHWY, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make any statement contained herein or therein not misleading. There are no facts or conditions which have not been disclosed to FHWY in writing which, individually or in the aggregate, could have a material adverse effect on ENERGY or a material adverse effect on the ability of ENERGY to perform any of its obligations pursuant to this Agreement.

Section 5.13.   Actions and Proceedings. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, governmental or regulatory body or arbitration tribunal against or involving ENERGY. Other than what has been disclosed to FHWY in Schedule 5.13, there are no actions, suits or claims or legal, regulatory, administrative or arbitration proceedings pending or, to the knowledge of ENERGY, threatened against or involving ENERGY, its assets or the ENERGY Shares.

Section 5.14.   Contracts.

(a)  Except as otherwise disclosed in this Schedule 5.14 to this Agreement, ENERGY is not a party to any:

(i)  contracts with any current or former officer, director, employee, consultant, agent or other representative having more than three (3) months to run from the date hereof or providing for an obligation to pay and/or accrue compensation of $100,000 or more per annum, or providing for the payment of fees or other consideration in excess of $100,000 in the aggregate to any officer or director of ENERGY, or to any other entity in which ENERGY has an interest;

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(ii)  contracts for the purchase or sale of equipment or services that contain an escalation, renegotiation or re-determination clause or that can be cancelled without liability, premium or penalty only on ninety (90) days’ or more notice;

(iii)  contracts for the sale of any of its assets or properties or for the grant to any person of any preferential rights to purchase any of its assets or properties;

(iv)  contracts (including with limitation, leases of real property) calling for an aggregate purchase price or payments in any one year of more than $100,000 in any one case (or in the aggregate, in the case of any related series of contracts);

(v)  contracts relating to the acquisition by ENERGY of any operating business of, or the disposition of any operating business by, any other person;

(vi)  executory contracts relating to the disposition or acquisition of any investment or of any interest in any person;

(vii)  joint venture contracts or agreements;

(viii)  contracts under which ENERGY agrees to indemnify any party, other than in the ordinary course of business or in amounts in excess of $100,000, or to share tax liability of any party;

(ix)  contracts containing covenants of ENERGY not to compete in any line of business or with any person in any geographical area or covenants of any other person not to compete with ENERGY in any line of business or in any geographical area;

(x)  contracts relating to the making of any loan by ENERGY;

(xi)  contracts relating to the borrowing of money by ENERGY or the direct or indirect guarantee by ENERGY of any obligation for, or an agreement by ENERGY to service, the repayment of borrowed money, or any other contingent obligations in respect of indebtedness of any other Person, including, without limitation:

(A)  any contract with respect to lines of credit;

(B)  any contract to advance or supply funds to any other person other than in the ordinary course of business;

(C)  any contract to pay for property, products or services of any other person even if such property, products or services are not conveyed, delivered or rendered;

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(D)  any keep-well, make-whole or maintenance of working capital or earnings or similar contract; or

(E)  any guarantee with respect to any lease or other similar periodic payments to be made by any other person; and

(xii)  contracts for or relating to computers, computer equipment, computer software or computer services; or

(xiii)  any other material contract whether or not made in the ordinary course of business.

Section 5.15.  ENERGY’s Financial Statements. ENERGY will provide true and correct financial statements of its operation since formation to FHWY.

Section 5.16.   Operations of ENERGY. Except as contemplated by this Agreement, since the date of ENERGY’s incorporation, ENERGY has not:

(a)  amended ENERGY’s Certificate or Articles of Incorporation or Bylaws or merged with or into or consolidated with any other person or entity, subdivided or in any way reclassified any shares of its capital stock or changed or agreed to change in any manner the rights of ENERGY’s outstanding capital stock or the character of ENERGY’s business;

(b)  issued, reserved for issuance, sold or redeemed, repurchased or otherwise acquired, or issued options or rights to subscribe to, or entered into any contract or commitment to issue, sell or redeem, repurchase or otherwise acquire, any shares of ENERGY’s capital stock or any bonds, notes, debentures or other evidence or indebtedness;

(c)  declared or paid any dividends or declared or made any other distributions of any kind to ENERGY’s shareholders;

(d)  made any loan or advance to any of ENERGY’s directors, officers or employees, consultants, agents or other representatives, or made any other loan or advance, otherwise than in the ordinary course of business;

(e)  sold, abandoned or made any other disposition of any of ENERGY’s assets or properties;

(f)  granted or suffered any lien on any of ENERGY’s assets or properties;

(g)  entered into or amended any contracts to which ENERGY is a party, or by or to which ENERGY or ENERGY’s assets or properties are bound or subject which would affect this Agreement;

(h)  made any acquisition of, or entered into any agreement to acquire, all or a substantial part of the assets, properties, securities or business of any other person or entity on behalf of ENERGY;

(i)  paid, directly or indirectly, any of ENERGY’s material liabilities before the same became due in accordance with its terms or otherwise than in the ordinary course of business;

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(j)  terminated or failed to renew, or received any written threat (that was no subsequently withdrawn) to terminate or fail to renew, any contract that is or was material to the assets, liabilities, business, property, operations, prospects, results of operations or condition (financial or otherwise) of ENERGY; or

(k)  entered into any other contract or other transaction that materially increases the liabilities of ENERGY.

Section 5.17.  Absence of Certain Changes. Since the date of incorporation, there has been no event, change or development which could have a material adverse effect on ENERGY.

Section 5.18.  Brokerage. ENERGY reserves the right to pay a reasonable broker’s commission to a licensed broker dealer in connections with the transactions contemplated in this Agreement.

ARTICLE VI

ENERGY’S COVENANTS AND AGREEMENTS

Section 6.01.  Conduct of Businesses in the Ordinary Course. From the date of this Agreement to the Closing Date, ENERGY shall conduct its business substantially in the manner in which it is currently conducted and to not undertake any of the actions specified in Section 5.16, nor enter into any contract described in Section 5.14, without the prior written consent of FHWY.

Section 6.02.  Preservation of Permits and Services. From the date of this Agreement to the Closing Date, ENERGY shall use its best efforts to preserve any permits and licenses in full force and effect and to keep available the services, and preserve the goodwill, of its present officers, employees, agents, and consultants.

Section 6.03.   Litigation. From the date of this Agreement to the Closing Date, ENERGY shall notify FHWY promptly of any actions or proceedings of the type described in Section 5.13 that from the date hereof are threatened or commenced against ENERGY or against any officer, director, employee, properties or assets of ENERGY with respect to ENERGY’s affairs, or against any of the ENERGY Shares and of any requests for information or documentary materials by any governmental or regulatory body in connection with the transactions contemplated hereby.

Section 6.04.  Conduct of ENERGY Pending the Closing Date. From the date of this Agreement to the Closing Date: (a) ENERGY shall use its best efforts to conduct its affairs in such a manner so that, except as otherwise contemplated or permitted by this Agreement, the representations and warranties contained in Article V shall continue to be true and correct on and as of the Closing Date as if made on and as of the Closing Date; and (b) ENERGY shall promptly notify FHWY of any event, condition or circumstance occurring from the date of this Agreement to the Closing Date that would constitute a violation or breach of this Agreement by ENERGY.

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Section 6.05.  Acquisition Proposals. From the date of this Agreement to the Closing Date, neither ENERGY nor any of its officers, directors, affiliates, employees, representatives or agents, shall, directly or indirectly, solicit, initiate or participate in any way in discussions or negotiations with, or provide any information or assistance to, or enter into any contract with any person, entity or group (other than FHWY) concerning any acquisition of a substantial equity interest in, or in a merger, consolidation, liquidation, dissolution, disposition of assets of ENERGY or any disposition of any of the ENERGY Shares (an “Acquisition Proposal”) (other than pursuant to the transactions contemplated by this Agreement), or assist or participate in, facilitate or encourage any effort or attempt by any other person or entity to do or seek to do any of the foregoing. ENERGY shall promptly communicate to FHWY the terms of any Acquisition Proposal, which it may receive.

ARTICLE VII

FHWY’S COVENANTS AND AGREEMENTS

Section 7.01.  Conduct of Businesses in the Ordinary Course. From the date of this Agreement to the Closing Date, FHWY shall conduct its businesses substantially in the manner in which it is currently conducted and shall not enter into any contract described in Sections 4.13, or undertake any of the actions specified in Sections 4.14, without the prior written consent of ENERGY.

Section 7.02.  Preservation of Permits and Services. From the date of this Agreement to the Closing Date, FHWY shall use its best efforts to preserve any permits and licenses in full force and effect and to keep available the services of its present officers, employees, consultants and agents and to preserve its goodwill.

Section 7.03.   Litigation. From the date of this Agreement to the Closing Date, FHWY shall notify ENERGY of any actions or proceedings of the type described in Sections 4.09 that are threatened or commenced against FHWY or against any officer, director, employee, properties or assets of FHWY with respect to its affairs and of any requests for information or documentary materials by any governmental or regulatory body in connection with the transactions contemplated hereby.

Section 7.04.  Conduct of FHWY Pending the Closing. From the date hereof through the Closing Date:

(a)  FHWY shall use its best efforts to conduct its affairs in such a manner so that, except as otherwise contemplated or permitted by this Agreement, the representations and warranties contained in Article IV shall continue to be true and correct on and as of the Closing Date as if made on and as of the Closing Date; and

(b)  FHWY shall promptly notify ENERGY of any event, condition or circumstance occurring from the date hereof through the Closing Date that would constitute a violation or breach of this Agreement by FHWY.

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Section 7.05.   Corporate Examinations and Investigations. Prior to the Closing Date, ENERGY shall be entitled, through its employees and representatives, to make any investigation of the assets, liabilities, properties, business and operations of FHWY, and such examination of the books, records, tax returns, results of operations and financial condition of FHWY. Any such investigation and examination shall be conducted at reasonable times and under reasonable circumstances and FHWY and the employees and representatives of FHWY, including without limitation, their counsel and independent public accountants, shall cooperate fully with such representatives in connection with such reasonable review and examination.

ARTICLE VIII

TERMINATION

Section 8.01.   Termination.

(a)  Notwithstanding anything to the contrary in this Agreement, this Agreement may be terminated and the Merger and the other transactions contemplated by this Agreement shall be abandoned at any time prior to the Closing:

(i) by mutual written consent of FHWY and ENERGY;

(ii) by ENERGY if the valuation conditions in Section 2.01(b) are not satisfied;

(ii)               by either FHWY or ENERGY in the event that a temporary restraining order, preliminary or permanent injunction or other judicial order preventing the consummation of the Merger or any of the other transactions contemplated hereby shall have become final and non-appealable, provided that, the party seeking to terminate this Agreement pursuant to this clause (ii) shall have used all commercially reasonable efforts to have such order, injunction or other order vacated;

(iv) by either ENERGY or FHWY, if the Closing does not occur on or prior to September 30, 2013 (the “Termination Date”); provided, however, that the right to terminate this Agreement under this clause (iii) shall not be available to any Party whose material breach of this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before the Termination Date;

(v) by FHWY if FHWY is not then in material breach of this Agreement and if there shall have been any breach by ENERGY (which has not been waived) of one or more of its representations or warranties, covenants or agreements set forth in this Agreement, which breach or breaches shall not have been cured within thirty (30) days following receipt by ENERGY of written notice of such breach, or such longer period in the event that such breach cannot reasonably be expected to be cured within such 30-day period and ENERGY is diligently pursuing such cure, but in no event later than the Termination Date;

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(vi)  by ENERGY if ENERGY is not then in material breach of this Agreement and if there shall have been any breach by FHWY (which has not been waived) of one or more of its representations or warranties, covenants or agreements set forth in this Agreement, which breach or breaches shall not have been cured within thirty (30) days following receipt by FHWY of written notice of such breach; or

(vii)  by either ENERGY or FHWY if the Closing shall not have occurred on or before the Termination Date and both ENERGY and FHWY are in material breach of this Agreement.

(b)  In the event of termination by ENERGY or FHWY pursuant to this Section 8.01, written notice thereof shall forthwith be given to the other Party and the transactions contemplated by this Agreement shall be terminated, without further action by any Party.

Section 8.02.   Effect of Termination. If this Agreement is terminated and the transactions contemplated hereby are abandoned as described in Section 8.01, this Agreement shall become null and void and of no further force and effect, except for the provisions of (i) Section 8.01 and this Section 8.02; (ii) Section 9.15 relating to certain expenses; and (iii) Section 9.01 relating to publicity. Nothing in this Section 8.02 shall be deemed to release any Party from any liability for any breach by such Party of the terms, conditions, covenants and other provisions of this Agreement or to impair the right of any Party to compel specific performance by any other Party of its obligations under this Agreement.

ARTICLE IX

MISCELLANEOUS

Section 9.01.  Public Notices. The Parties agree that all notices to third parties and all other publicity concerning the transactions contemplated by this Agreement shall be jointly planned and coordinated and no Party shall act unilaterally in this regard without the prior approval of the others, such approval not to be unreasonably withheld.

Section 9.02.  Time. Time shall be of the essence hereof.

Section 9.03.  Notices. Any notice or other writing required or permitted to be given hereunder or for the purposes hereof shall be sufficiently given if delivered or faxed to the Party to whom it is given or, if mailed, by prepaid registered mail addressed to such Party at:

if to ENERGY, at:

F.I.T.T. Energy Products, Inc.

Michael Dunn

26381 Crown Valley Parkway, #230

Mission Viejo, CA 92691

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if to FHWY, at:

FITT Highway Products, Inc.

Michael Dunn

26381 Crown Valley Parkway, #230

Mission Viejo, CA 92691

or at such other address as the Party to whom such writing is to be given shall have last notified to the Party giving the same in the manner provided in this article. Any notice mailed shall be deemed to have been given and received on the fifth Business Day next following the date of its mailing unless at the time of mailing or within five (5) Business Days thereafter there occurs a postal interruption which could have the effect of delaying the mail in the ordinary and usual course, in which case any notice shall only be effectively given if actually delivered or sent by telecopy. Any notice delivered or faxed to the Party to whom it is addressed shall be deemed to have been given and received on the Business Day next following the day it was delivered or faxed.

Section 9.04.  Governing Law; Venue; Submission to Jurisdiction. This Agreement shall be governed by and construed and enforced in accordance with, the internal laws of the State of California without regard to the conflict of laws principles thereof as the same apply to agreements executed solely by residents of the State of California and wholly to be performed within the State of California. Each of the Parties submits to the jurisdiction of any state or federal court sitting in the State of California in any action or proceeding arising out of or relating to this Agreement, agrees that all claims in respect of the action or proceeding may be heard and determined in any such court, and agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each of the Parties waives any defense or inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other Party with respect thereto.

Section 9.05.  Settlement of Disputes. Any dispute arising out of or in connection with this Agreement, including, without limitation, any question regarding its existence, validity, interpretation, breach, or termination (a "Dispute"), which cannot be amicably settled between the Parties, shall be finally and exclusively resolved by arbitration in the State of California.

Section 9.06. Severability. If a court of competent jurisdiction determines that any one or more of the provisions contained in this Agreement is invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of such provision or provisions shall not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, unless in either case as a result of such determination this Agreement would fail in its essential purpose.

Section 9.07.  Entire Agreement. This Agreement constitutes the entire agreement between the Parties and supersedes all prior agreements and understandings, oral or written, by and between any of the Parties with respect to the subject matter hereof.

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Section 9.08.  Further Assurances. The Parties shall with reasonable diligence, do all such things and provide all such reasonable assurances as may be required to consummate the transactions contemplated by this Agreement, and each Party shall provide such further documents or instruments required by the other Party as may be reasonably necessary or desirable to give effect to the purpose of this Agreement and carry out its provisions whether before or after the Closing Date.

Section 9.09.  Inurement. This Agreement and each of the terms and provisions hereof shall inure to the benefit of and be binding upon the Parties and their respective heirs, executors, administrators, personal representatives, successors and assigns.

Section 9.10.  Confidentiality.

(a) All aspects and terms of the transaction contemplated by this Agreement and all information and data in whatever form (including written, oral or electronic) related thereto received by a Party from the other Party (collectively, “Confidential Information”) shall be held in strict confidence by the Parties, and not disclosed to any third parties except as otherwise set forth in this Section 9.10. The Parties agree to treat all information furnished by or on behalf of any Party hereto in accordance with the provisions of this Section 9.10 and to take, or abstain from taking, the other actions set forth herein. The Parties agree that the Confidential Information shall be used solely for the purpose of evaluating the transactions contemplated hereby and will be kept confidential by such Party, its officers, directors, employees, representatives, agents and advisors, provided that either Party may, without such approval, disclose Confidential Information: (i) to the receiving Party’s officers, directors, employees, representatives, agents and advisors, including outside professional advisors, who need to know the Confidential Information for the purpose of evaluating the Acquisition and agree in writing to be bound by the terms of confidentiality set forth in this Section 9.10, (ii) to any bank or financial institution from whom such Party is seeking or obtaining finance, upon obtaining a similar undertaking of confidentiality (but excluding this proviso) from such bank or institution, (iii) to which the disclosing Party has consented to in writing, (iv) as required by applicable law or the requirements of any recognized stock exchange in compliance with its rules and regulations, (v) to any government agency or tax authority lawfully requiring such information, or (vi) to any court of competent jurisdiction acting in pursuance of its powers.

(b) If this Agreement is terminated in accordance with Article VIII hereof, a Party that has received Confidential Information from the other Party shall return such Confidential Information to the other Party upon its written request and will not retain any copies, extracts or other reproductions thereof. If any Party or any of its representatives are requested in any proceeding to disclose any of the Information, such Party will provide the disclosing Party with prompt prior written notice of such request so that the disclosing Party may seek a protective order or other appropriate remedy or waive compliance with the terms of this Agreement.

(c) The Parties agree that, without the prior written consent of the other Party, which may be withheld in such Party’s sole discretion, none of the Parties shall disclose any provision of this Agreement, or its existence, to any third party except as otherwise set forth in this Section 9.10.

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Section 9.11.  Public Disclosure. Before the Closing and except as otherwise agreed by the Parties, no Party will make any public release of information regarding the transactions contemplated hereby, except as may be required by such Party pursuant to any applicable law, rules, regulations or statutes.

Section 9.12.  Assignment, Successors and Assigns. Neither Party may assign (directly, or indirectly by way of merger, amalgamation, stock sale or any similar procedure) any of its rights or obligations hereunder.

Section 9.13.  Waiver. Except as provided in this Article, no action taken or inaction pursuant to this Agreement will be deemed to constitute a waiver of compliance with any warranties, conditions or covenants contained in this Agreement and will not operate or be construed as a waiver of any subsequent breach, whether of a similar or dissimilar nature. No waiver of any right under this Agreement shall be binding unless executed in writing by the Party to be bound thereby.

Section 9.14.  Counterparts. This Agreement may be executed in as many counterparts as may be necessary or by facsimile and each such counterpart agreement or facsimile so executed shall be deemed to be an original and such counterparts and facsimile copies together shall constitute one and the same instrument and shall be valid and enforceable.

Section 9.15. Fees and Costs. Each Party shall pay their own costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby.

[Remainder of page intentionally left blank. Signature page follows.]

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IN WITNESS WHEREOF the Parties hereto have set their hand and seal as of the day and year first above written.

FITT HIGHWAY PRODUCTS, INC.	F.I.T.T. ENERGY PRODUCTS, INC.,
a Nevada corporation	a Nevada corporation

Name: Michael R Dunn	Name: Michael R Dunn
Title: CEO	Title: CEO

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SCHEDULE 4.08

FHWY ACTIONS AND PROCEEDINGS

California Employment Development Department collection action for past-due payroll taxes, including penalties and interest, totaling approximately $91,100

Internal Revenue Service collection action for past-due payroll taxes, including penalties and interest, totaling approximately $184,600

California Franchise Tax Board collection action for past-due income taxes, including penalties and interest, totaling approximately $10,100

California Recycle collection action for past-due recycling fees totaling approximately $15,055

Judgment on behalf of Big Four Distributing for unpaid accounts payable totaling approximately $24,100

Judgment on behalf of Worldwide Express for unpaid accounts payable totaling approximately $8,000

Schedule 4.08

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SCHEDULE 5.13

ENERGY ACTIONS AND PROCEEDINGS

None.

Schedule 5.13

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SCHEDULE 5.14

ENERGY CONTRACTS

Exclusive Master Marketing Agreement with GRIPS Marketing Corporation dated October 11, 2011 – initial term of 5 years

Product Development & Marketing Agreement with Rand Scott M.D. dated March 1, 2012 – initial term 24 months

Consulting Agreement with Andrew Loza dated January 5, 2013 – initial term 12 months

Consulting Agreement with Anna Rawson dated March 12, 2013 – initial term 24 months

Brokerage Agreement with SummitHill Sales & Marketing dated March 19, 2013 – initial term “year to year”

Schedule 5.14

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